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             SECURITY PACIFIC FINANCIAL SERVICES INC.
                                    Page 1
MONTHLY SERVICING REPORT-Security Pacific Home Equity Trust 1991-A
              May 26, 1998 through June 25, 1998

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio
                 $1,305,221,545.51
(B) Original Class A-1 Certificate Balance
                 $1,000,000,000.00
(C) Class A-1 Certificate Rate
                              8.25%
(D) Original Class A-2 Certificate Balance
                   $171,436,000.00
(E) Class A-2 Certificate Rate
                              8.90%
(F) Original Class B Certificate Balance
                   $133,785,545.51
(G) Class B Certificate Rate
                             10.50%
(H) Servicing Fee Rate
                              1.50%
(I) Original Weighted Average Coupon (WAC)
                             14.86%
(J) Original Weighted Average Remaining Term (WAM)
                            133.58  months
(K) Number of Contracts
                            51,552
(L) Reserve Account
    (i)    Initial Reserve Account Deposit Percentage
                              1.25%
    (ii)   Initial Reserve Account Deposit
                    $16,315,269.32
    (iii)  Initial Reserve Account Required Amount Percentage
                              8.75%
    (iv)   Initial Reserve Account Required Amount
                   $114,206,885.23

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Portfolio Outstanding
                    $79,624,329.26
(B) Total Portfolio Pool Factor
                         0.0610045
(C) Class A-1 Certificate Balance
                             $0.00
(D) Class A-1 Principal Factor
                         0.0000000
(E) Class A-2 Certificate Balance
                             $0.00
(F) Class A-2 Principal Factor
                         0.0000000
(G) Class B Certificate Balance
                    $21,812,174.42
(H) Class B Principal Factor
                         0.1630383
(I) Reserve Account Balance
                             $0.00
(J) Cumulative Net Losses for All Prior Periods
                    $87,363,363.88
(K) Weighted Average Coupon of Remaining Portfolio (WAC)
                             14.55%
(L) Weighted Average Remaining Term of Remaining Portfolio (WAM)
                             71.42  months
(M) Number of Contracts
                             4,356

C. INPUTS FROM THE MAINFRAME

(A) Ending Total Portfolio Outstanding
                    $76,574,402.52
(B) Ending Total Portfolio Pool Factor
                         0.0586677
(C) Ending Class A-1 Certificate Balance
                             $0.00
(D) Ending Class A-1 Principal Factor
                         0.0000000
(E) Ending Class A-2 Certificate Balance (B(E)-I(I))
                             $0.00
(F) Ending Class A-2 Principal Factor
                         0.0000000
(G) Ending Class B Certificate Balance
                    $18,359,959.68
(H) Ending Class B Principal Factor
                         0.1372343
(I) Simple Interest Mortgage Loans
    (i)    Principal Payments Received
                     $2,802,609.85
    (ii)   Interest Payments Received
                     $1,001,806.84
    (iii)  Repurchased Mortgage Loans Principal
                             $0.00
    (iv)   Repurchased Mortgage Loans Interest
                             $0.00
(J) Weighted Average Coupon of Remaining Portfolio (WAC)
                             14.55%
(K) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)
                             70.66  months
(L) Remaining Number of Mortgage Loans
                             4,188
(M) Delinquent Mortgage Loans

Contracts                 Amount
    (i)    30-59 Days Delinquent
195    4.66%         $3,811,333.22             4.98%
    (ii)   60-89 Days Delinquent
 68    1.62%         $1,500,032.17             1.96%
    (iii)  90 Days or More Delinquent
211    5.04%         $4,464,023.33             5.83%
    (iv)   Real Estate Owned
 22    0.53%           $792,677.00             1.04%

Total:     #####                                   13.80%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Collection Account Investment Income -- Paid to Servicer
                             $0.00
(B) Reserve Account Investment Income -- Paid to Servicer
                             $0.00
(C) Aggregate Net Losses for Collection Period
                       $247,316.89
(D) Liquidated Mortgage Loans
    (i)    Gross Principal Losses on Liquidated Mortgage Loans and Partial
                       $461,436.61
           Chargeoffs
    (ii)   Liquidation Proceeds Received during the Collection Period
                       $183,546.00
    (iii)  Liquidation Expenses Deducted from Liquidation Proceeds
                        $23,876.00
    (iv)   Net Liquidation Proceeds on Liquidated Mortgage Loans
                       $159,670.00
    (v)    Liquidation Expenses not Deducted From Liquidation Proceeds
                        $21,204.00
    (vi)   Recoveries on Previously Liquidated Mortgage Loans
                        $54,449.72
    (vii)  Liquidation Expenses in excess of Liquidation Proceeds
                             $0.00
    (viii) Liquidation Expenses not previously Deducted from Liquidation
           Proceeds for Real Estate Sold During the Collection Period
                        $50,961.00
    (ix)   Liquidation Expenses not previously Deducted from Liquidation
           Proceeds for Real Estate Sold Prior to the Collection Period
                        $10,854.00
               Information Security Classification: Public



             SECURITY PACIFIC FINANCIAL SERVICES INC.
                                    Page 2
MONTHLY SERVICING REPORT-Security Pacific Home Equity Trust 1991-A
              May 26, 1998 through June 25, 1998


I. COLLECTIONS

(A) Principal Payments Received
                     $2,802,609.85
(B) Interest Payments Received
                     $1,001,806.84
(C) Aggregate Net Liquidation Proceeds Received (included in I(A))
                       $159,670.00
(D) Aggregate Insurance Proceeds Received (included in I(A))
                             $0.00
(E) Aggregate Purchase Price of Home Equity Loans Repurchased from Trust
                             $0.00
    (included in I(A))
(F) Interest on Repurchased Home Equity Loans (included in I(B))
                             $0.00
(G) Recoveries on previously liquidated mortgage loans (included in I(A))
                        $54,449.72

(H) Total Collections (A+B)
                     $3,804,416.69

(I) Total Principal Collections & Net Losses (A+D(C))
                     $3,049,926.74
(J) Available Funds (H-II(A)-II(B))
                     $3,643,071.28


II. DISTRIBUTIONS

(A) Servicing Fee (A(H)/12*III(A)i)
                        $99,530.41
(B) Reimbursement of Master Servicer-Liquidation Expenses Not Deducted
                        $61,815.00
    From Proceeds(D(D)(viii)+D(D)(ix))
(C) Class A-1 Monthly Interest Payment (A(C)/12*III(A)iii)
                             $0.00
(D) Class A-2 Monthly Interest Payment (A(E)12*III(A)v)
                             $0.00
(E) Monthly Principal to Class A-1
                             $0.00
(F) Monthly Principal to Class A-2 (I(I))
                             $0.00
(G) Class B Monthly Interest Payment (A(G)/12*III(A)vii)
                       $190,856.53
(H) Deposit to Reserve Account to Maintain Required Amount (IV(G))
                             $0.00
(I) Monthly Principal to Class B -- Excess above Reserve Account Required
                     $3,452,214.75
    Amount
(J) Total Amount Distributed (C+D+E+F+G+H+I)
                     $3,643,071.28

(K) Excess Collections -- Additional Amount Remitted to Class B
Certificateholder                      $402,288.01
    MAX(0,(I(J)-I(J)-II(G)))

III. POOL BALANCES AND PORTFOLIO INFORMATION

(A) Beginning Balances and Principal Factors
    (i)    Total Pool Balance
                    $79,624,329.26
    (ii)   Total Pool Factor
                         0.0610045
    (iii)  Class A-1 Certificate Balance
                             $0.00
    (iv)   Class A-1 Principal Factor
                         0.0000000
    (v)    Class A-2 Certificate Balance
                             $0.00
    (vi)   Class A-2 Principal Factor
                         0.0000000
    (vii)  Class B Certificate Balance
                    $21,812,174.42
    (viii) Class B Principal Factor
                         0.1630383

(B) Ending Balances and Principal Factors
    (i)    Total Pool Balance
                    $76,574,402.52
    (ii)   Total Pool Factor
                         0.0586677
    (iii)  Class A-1 Certificate Balance (A(iii)-II(D))
                             $0.00
    (iv)   Class A-1 Principal Factor
                         0.0000000
    (v)    Class A-2 Certificate Balance (A(v)-II(E))
                             $0.00
    (vi)   Class A-2 Principal Factor
                         0.0000000
    (vii)  Class B Certificate Balance (A(vii)-II(H))
                    $18,359,959.68
    (viii) Class B Principal Factor
                         0.1372343

(C) Beginning of Period Portfolio Information
    (i)    Weighted Average Coupon (WAC)
                             14.55%
    (ii)   Weighted Average Remaining Maturity (WAM)
                             71.42  months
    (iii)  Remaining Number of Contracts
                             4,356

(D) End of Period Portfolio Information
    (i)    Weighted Average Coupon (WAC)
                             14.55%
    (ii)   Weighted Average Remaining Maturity (WAM)
                             70.66  months
    (iii)  Remaining Number of Contracts
                             4,188











               Information Security Classification: Public



             SECURITY PACIFIC FINANCIAL SERVICES INC.
                                    Page 3
MONTHLY SERVICING REPORT-Security Pacific Home Equity Trust 1991-A
              May 26, 1998 through June 25, 1998


IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance
                             $0.00

(B) Reserve Account Draw for Class A Formula Amount and Class B Interest
    -- (Max(0,II(C)+II(D)+II(E)+II(F)+II(G)-I(J))
                             $0.00

(C) Reserve Account Balance Prior to Release or Deposits (A-B)
                             $0.00

(D) Reserve Account Required Amount (See Reduction Tests in VI)
                             $0.00

(E) Amount Necessary to Reach Reserve Account Required Amount
                             $0.00

(F) Excess of Reserve Account over Reserve Account Required Amount
                             $0.00

(G) Deposit to Reserve Account to Maintain Required Amount --
                             $0.00
    (Min(E,I(J)-II(B)-II(C)-II(D)-II(E)-II(F)))

(H) Release to Class B Certificateholder from Reserve Account Excess (F)
                             $0.00

(I) Ending Reserve Account Balance (C+G-H)
                             $0.00


V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses for Collection Period
                       $247,316.89
(B) Liquidated Mortgage Loans
    (i)    Gross Principal Losses on Liquidated Mortgage Loans
                       $461,436.61
    (ii)   Net Liquidation Proceeds on Liquidated Mortgage Loans
                       $159,670.00
    (iii)  Recoveries on Previous Liquidated Mortgage Loans
                        $54,449.72
(C) Cumulative Net Losses for all Periods
                    $87,610,680.77
(D) Delinquent Mortgage Loans

Contracts                 Amount
    (i)    30-59 Days Delinquent
195    4.66%         $3,811,333.22             4.98%
    (ii)   60-89 Days Delinquent
 68    1.62%         $1,500,032.17             1.96%
    (iii)  90 Days or More Delinquent
211    5.04%         $4,464,023.33             5.83%
    (iv)   Real Estate Owned
 22    0.53%           $792,677.00             1.04%


VI. TESTS FOR DECLINE OF RESERVE ACCOUNT REQUIRED AMOUNT

(A) Ratio of Defaulted Home Equity Loans plus Real Estate Owned to Pool
    Balance
    (i)    First Collection Period Preceding the Anniversary Date
                                               6.70%
    (ii)   Second Collection Period Preceding the Anniversary Date
                                               6.53%
    (iii)  Third Collection Period Preceding the Anniversary Date
                                               6.65%
    (iv)   Three Month Average (Avg(i,ii,iii))
                                               6.63%

(B) Principal Balance of Home Equity Loans Delinquent 30 Days or More plus
    Real Estate Owned as a Percentage of Total Pool Balance
    (i)    First Collection Period Preceding the Anniversary Date
                                              15.71%
    (ii)   Second Collection Period Preceding the Anniversary Date
                                              14.64%
    (iii)  Third Collection Period Preceding the Anniversary Date
                                              15.23%
    (iv)   Three Month Average (Avg(i,ii,iii))
                                              15.19%

(C) Aggregate Net Losses on Liquidated Home Equity Loans for the Period
    from the Cut-Off Date to the Anniversary Dates as a Percentage of
    the Cut-Off Date Pool Balance
    (i)    Cumulative for all Collection Periods (V(C)/A(A))
                                               6.71%
    (ii)   March 1995 Anniversary Date
                                               5.43%
    (iii)  March 1996 Anniversary Date
                                               6.08%
    (iv)   March 1997 Anniversary Date
                                               0.00%















               Information Security Classification: Public





             SECURITY PACIFIC FINANCIAL SERVICES INC.
                                    Page 4
MONTHLY SERVICING REPORT-Security Pacific Home Equity Trust 1991-A
              May 26, 1998 through June 25, 1998


VII. STATEMENT TO CERTIFICATEHOLDERS -
     INFORMATION PER SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT

                      Total Amount     Per $1000
(A) Principal Payments to Class A-1 Certificateholders for Current
    Distribution Date.
    (i)    Class A-1 Monthly Principal Distributed
                             $0.00      $0.00000000
    (ii)   Unpaid Monthly Principal Shortfall Included in such
           Distribution
                              0.00       0.00000000
    (iii)  Monthly Principal Shortfall for Current Distribution Date
                              0.00       0.00000000
    (iv)   Remaining Unpaid Monthly Principal Shortfall
                              0.00       0.00000000

(B) Interest Payments to Class A-1 Certificateholders for Current
    Distribution Date.
    (i)    Class A-1 Monthly Interest Distributed
                             $0.00      $0.00000000
    (ii)   Unpaid Class A-1 Interest Shortfall Included in such
           Distribution
                              0.00       0.00000000
    (iii)  Class A-1 Interest Shortfall for Current Distribution Date
                              0.00       0.00000000
    (iv)   Remaining Unpaid Class A-1 Interest Shortfall
                              0.00       0.00000000

(C) Class A-1 Certificate Balance and Class A-1 Principal Factor after
    Distribution of Principal.
    (i)    Class A-1 Certificate Balance
                             $0.00      $0.00000000
    (ii)   Class A-1 Principal Factor
                         0.0000000

(D) Principal Payments to Class A-2 Certificateholders for Current
    Distribution Date.
    (i)    Class A-2 Monthly Principal Distributed
                             $0.00      $0.00000000
    (ii)   Unpaid Monthly Principal Shortfall Included in such
           Distribution
                              0.00       0.00000000
    (iii)  Monthly Principal Shortfall for Current Distribution Date
                              0.00       0.00000000
    (iv)   Remaining Unpaid Monthly Principal Shortfall
                              0.00       0.00000000

(E) Interest Payments to Class A-2 Certificateholders for Current
    Distribution Date.
    (i)    Class A-2 Monthly Interest Distributed
                             $0.00      $0.00000000
    (ii)   Unpaid Class A-2 Interest Shortfall Included in such
           Distribution
                              0.00       0.00000000
    (iii)  Class A-2 Interest Shortfall for Current Distribution Date
                              0.00       0.00000000
    (iv)   Remaining Unpaid Class A-2 Interest Shortfall
                              0.00       0.00000000

(F) Class A-2 Certificate Balance and Class A-2 Principal Factor after
    Distribution of Principal.
    (i)    Class A-2 Certificate Balance
                             $0.00            $0.00
    (ii)   Class A-2 Principal Factor
                         0.0000000

(G) Principal Payments to Class B Certificateholders for Current
    Distribution Date.
    (i)    Class B Monthly Principal Distributed
                     $3,452,214.75    ###########
    (ii)   Unpaid Monthly Principal Shortfall Included in such
           Distribution
                             $0.00      $0.00000000
    (iii)  Monthly Principal Shortfall for Current Distribution Date
                             $0.00      $0.00000000
    (iv)   Remaining Unpaid Monthly Principal Shortfall
                             $0.00      $0.00000000

(H) Interest Payments to Class B Certificateholders for Current
    Distribution Date.
    (i)    Class B Monthly Interest Distributed
                       $190,856.53      $1.42658558
    (ii)   Unpaid Class B Interest Shortfall Included in such Distribution
                              0.00      $0.00000000
    (iii)  Class B Interest Shortfall for Current Distribution Date
                              0.00      $0.00000000
    (iv)   Remaining Unpaid Class B Interest Shortfall
                              0.00      $0.00000000

(I) Class B Certificate Balance and Class B Principal Factor after
    Distribution of Principal.
    (i)    Class B Certificate Balance
                    $18,359,959.68          $137.23
    (ii)   Class B Principal Factor
                         0.1372343

(J) Beginning Total Pool Balance and Total Pool Factor for the Next
    Collection Period.
    (i)    Beginning Total Portfolio Pool Balance
                    $76,574,402.52
    (ii)   Beginning Total Portfolio Pool Factor
                         0.0586677

(K) Number and Aggregate Principal Balance of Home Equity Loans which are delinquent 30 Days or More at the End of the Current Collection
    Period.

Contracts                 Amount
    (i)    30-59 Days Delinquent
195    4.66%         $3,811,333.22             4.98%
    (ii)   60-89 Days Delinquent
 68    1.62%         $1,500,032.17             1.96%
    (iii)  90 Days or More Delinquent
211    5.04%         $4,464,023.33             5.83%
    (iv)   Real Estate Owned
 22    0.53%           $792,677.00             1.04%
               Information Security Classification: Public



             SECURITY PACIFIC FINANCIAL SERVICES INC.
                                    Page 5
MONTHLY SERVICING REPORT-Security Pacific Home Equity Trust 1991-A
              May 26, 1998 through June 25, 1998


(L) Number and Aggregate Principal Balances of Home Equity Loans in
    Foreclosure and the Book Value of any Real Estate Acquired through
    Foreclosure or a Deed in Lieu of Foreclosure.
    (i)    Number of Home Equity Loans in Foreclosure
                               124
    (ii)   Aggregate Principal Balance of Loans in Foreclosure
                     $4,192,928.84
    (iii)  Book Value of any Real Estate Acquired or Deed in Lieu of
                       $933,467.00
           Foreclosure

(M) Number and Aggregate Principal Balances of Home Equity Loans Including
    the Home Equity Loans as to which the Trust has Acquired by
    Foreclosure or Deed in Lieu of Foreclosure.
    (i)    Number of Home Equity Loans (C(L))
                             4,188
    (ii)   Aggregate Principal Balance of Home Equity Loans (C(A))
                    $76,574,402.52

(N) Number and Aggregate Principal Balances of Home Equity Loans
    Repurchased by any Seller or the Master Servicer during the
    Current Collection Period.
    (i)    Number of Home Equity Loans Repurchased
                                 0
    (ii)   Aggregate Principal Balance of Home Equity Loans Repurchased
                             $0.00
           (C(I)(iii))

(O) Amount of Monthly Servicing Fee Paid to the Master Servicer and the
    Amount Reimbursed to the Master Servicer in Respect of Liquidation
    Expenses
    (i)    Amount of Monthly Servicing Fee Paid (II(A))
                        $99,530.41
    (ii)   Amount Reimbursed (D(D)(iii)+D(D)(viii)+D(D)(ix))
                        $85,691.00


(P) Amount of Withdrawal from the Reserve Account included in the
    Amounts Distributed to the Class A or the Class B Certificateholders
    and the Amount in the Reserve Account  After Giving Effect to such
    Distribution.
    (i)    Amount of Withdrawal from the Reserve Account
                             $0.00
    (ii)   Amount in the Reserve Account after such Withdrawal
                             $0.00



OFFICER'S CERTIFICATE


All computations reflected in this Distribution Date Monthly Servicing
Report were made in conformity with the Pooling and Servicing Agreement.



____________________________
Donna A. Byrne
Vice President and Deputy Controller





























               Information Security Classification: Public

